Exhibit 99.1
UBS 2009 Global Financial Services Conference Richard K. Davis Chairman, President and CEO May 13, 2009

2 Forward-looking Statements The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A continuation of the recent turbulence in the global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities, and indirectly by affecting our counterparties and the economy generally. Dramatic declines in the housing market in the past year have resulted in significant write-downs of asset values by financial institutions. Concerns about the stability of the financial markets generally have reduced the availability of funding to certain financial institutions, leading to a tightening of credit, reduction of business activity, and increased market volatility. There can be no assurance that any governmental program or legislation will help to stabilize the U.S. financial system or alleviate the industry or economic factors that may adversely impact our business. In addition, our business and financial performance could be impacted as the financial industry restructures in the current environment, by increased regulation of financial institutions or other effects of recently enacted legislation, by changes in the creditworthiness and performance of our counterparties, and by changes in the competitive landscape. Our results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in our investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2008, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

3 U.S. Bancorp Overview Financial Strength Capital Profitability Credit Quality Focusing on the Future Growth Initiatives Customer Service

U.S. Bancorp Businesses Asset Size $264 billion Deposits $163 billion Loans $184 billion Customers 15.8 million Market Capitalization* $36 billion Founded 1863 Bank Branches 2,847 ATMs 5,183 * As of May 8, 2009 Regional Consumer and Business Banking Wealth Management National Wholesale Banking Trust Services Global Payments 1Q09 Dimensions

Total Assets and Market Value Assets U.S. Rank Company $Billions 1 Bank of America $2,322 2 J.P. Morgan 2,079 3 Citigroup 1,823 4 Wells Fargo 1,286 5 PNC 286 6 U.S. Bancorp 264 7 SunTrust 179 8 Capital One 177 9 BB&T 143 10 Regions 142 Market Value U.S. Rank Company $Billions 1 J.P. Morgan $146 2 Wells Fargo 120 3 Bank of America 91 4 U.S. Bancorp 36 5 PNC 24 6 Citigroup 22 7 BB&T 15 8 Capital One 12 9 SunTrust 7 10 M&T Bank 6 Source: company reports & FactSet Assets as of March 31, 2009 Market value as of May 8, 2009

Consumer Wholesale PCTAM Payments Revenue 41 19 13 27 2004 2005 2006 2007 2008 1Q09 Fee Income 0.441 0.465 0.51 0.52 0.5 0.49 Business Line Diversification Consumer 40% Wealth Mgmt 13% Wholesale 20% Payments 27% Full year 2008 Excluding securities gains (losses) net Revenue Mix By Business Line Fee Income / Total Revenue

7 U.S. Bancorp Overview Financial Strength Capital Profitability Credit Quality Focusing on the Future Growth Initiatives Customer Service

8 Supervisory Capital Assessment Results USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Resources 0.059 0.055 0.054 0.05 0.049 0.046 0.038 0.029 0.028 0.02 Resources to Absorb Losses (Preprovision Income) to Risk-Weighted Assets USB vs Peer Banks Source: Supervisory Capital Assessment Program: Overview of Results, May 7, 2009 Supervisor estimates for More Adverse Scenario Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC Capital Need None None None Financial Strength Capital

9 Supervisory Capital Assessment Results USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Resources 0.078 0.083 0.085 0.086 0.088 0.09 0.091 0.1 0.1 0.105 Total Loan Loss Rates USB vs Peer Banks Source: Supervisory Capital Assessment Program: Overview of Results, May 7, 2009 Supervisor estimates for More Adverse Scenario Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC Capital Need None None None Financial Strength Capital

10 Supervisory Capital Assessment Results USB has more than sufficient capital to withstand the Federal Reserve's "More Adverse" scenario USB believes its ending capital position would be more positive than projected by the Federal Reserve Strong proforma capital position will allow USB to withstand an even more severe stress scenario Financial Strength Capital

11 Key Rationale for Capital Raise May 11 offering $2.5 billion of common stock $1.0 billion of unsecured senior notes (non-guaranteed) (Tightest 5-year unsecured spread year-to-date @ 5-year Treasury + 2.15%) Positions USB to repay TARP capital in consultation and with approval of regulators Full independence and strategic flexibility Competitive advantage versus peers Maintains historically strong capital levels post TARP repayment Provides support for strong lending activities and other business growth initiatives Financial Strength Capital

12 Strong Capital Foundation Proforma capital raise and TARP redemption with warrant repurchase as of 3/31/09 Tangible common equity equals common shareholders' equity less goodwill and intangible assets (excluding MSR) Tier 1 Common equals Tier 1 less Trust Preferred, Preferred Equity and Minority Interest Financial Strength Capital

13 Industry Leading Capital Generation Return on Tangible Equity Full Year 2008 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROE 0.23 0.21 0.14 0.08 0.08 0.07 0.06 Source: SNL; NA = negative return Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC Net income adjusted for tax-affected amortization of intangibles NA NA NA Financial Strength Capital

As of 5/8/09 Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC Debt Ratings Financial Strength Capital

15 Performance Metrics Source: company reports Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC Financial Strength Profitability

16 1Q09 Highlights Net income of $529 million or $0.24 per share Strong core business trends Record net revenue of $3.9 billion Record mortgage banking activity 11.1% average loan growth excluding acquisitions 12.3% average deposit growth excluding acquisitions 45.8% efficiency ratio Credit trends in line with expectations $530 million reserve build, provision 167% of net charge-offs Allowance to period-end loans increased to 2.23% compared with 1.96% at year end Strong capital ratios 10.9% Tier 1 capital ratio 5.4% Tier 1 common ratio Financial Strength Profitability

17 Revenue Growth - Reported and Core 9.8% 15.6% 16.7% [ ] [ ] 1Q08 2Q08 3Q08 4Q08 1Q09 Reported 3874 3800 3379 3624 3883 Core 3695 3863 3829 3839 3989 USB Record Revenue 1Q09 $ in millions Taxable-equivalent basis Year-Over-Year Core Growth 9.1% 9.4% 7.7% 4.4% 8.0% Significant items excluded for core basis 1Q08 2Q08 3Q08 4Q08 1Q09 Valuation losses (313) (63) (450) (274) (198) VISA gain 492 - - 59 - Building partnership gain - - - - 92 Total items 179 (63) (450) (215) (106) Reported Core Financial Strength Profitability

Loan and Deposit Growth 18 $ in billions 1Q08 2Q08 3Q08 4Q08 1Q09 Loans 155.2 163.1 166.6 177.2 185.7 Deposits 130.9 135.8 133.5 144.5 160.5 Average Balances Year-Over-Year Growth 12.9% $166.6 17.0% $177.2 19.6% $185.7 7.3% $155.2 12.0% $163.1 12.1% $133.5 15.2% $144.5 22.7% $160.5 8.4% $130.9 14.1% $135.8 1Q09 Acquisition Adjusted Loan Growth = 11.1% Deposit Growth = 12.3% Financial Strength Profitability

1Q08 2Q08 3Q08 4Q08 1Q09 Charge-off Ratio 0.0076 0.0098 0.0119 0.0142 0.0172 NPA Ratio 0.0053 0.0068 0.0088 0.0114 0.0156 Strong credit quality a result of: Conservative approach to risk management Diversification of portfolio by industry, geography and customer segment 19 Credit Quality Consistently Better Than Peers Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC USB NPA ratio and allowance to NPA's exclude Covered Assets (loans subject to loss sharing agreements with FDIC) USB Peer Banks USB 0.0156 0 Low 0 0.0149 Median 0 0.0107 High 0 0.0165 USB Peer Banks USB 1.52 0 Low 0 0.52 Median 0 0.58 High 0 0.81 NPA Ratio 1Q09 Allowance / NPA's 1Q09 1.56% 1.49% 2.56% 4.21% High Median Low 191% 110% 52% 152% High Median Low Net Charge-off Ratio NPA Ratio Financial Strength Credit Quality

20 Adequate Reserves for Current Environment 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 Allowance 2260 2243 2448 2648 3004 3575 Provision Exceeding NCO's 0 192 200 250 635 530 Provision/NCO's 1 1.66 1.51 1.5 2 1.67 $ in millions Allowance for Credit Losses Allowance Provision Exceeding NCO's Provision/NCO's Financial Strength Credit Quality

21 Credit Quality Credit quality positively impacted by: Conservative approach to risk management Diversification of portfolio by industry, geography and customer segments Predominantly prime-based residential mortgage and home equity Direct-to-consumer home equity origination model Limited concentration of higher risk portfolios (subprime/Alt-A, residential construction) Prime credit card portfolio Financial Strength Credit Quality

22 Credit Quality As of 3/31/09 Total Loan Portfolio Size - $184 Billion Well balanced portfolio between Commercial and Consumer loans diversifies risk Commercial Commercial Real Estate Residential Mortgages & Home Equity Consumer Credit Cards Retail Covered Total Loans 30 18 24 7 15 6 Commercial 30% Retail 15% Consumer Credit Cards 7% Res Mtg & Home Equity 24% Commercial Real Estate 18% Covered 6% Financial Strength Credit Quality

23 Commercial Loans Commercial Services & Supplies 8% Consumer Discretionary 19% Consumer Staples 4% Energy 4% Financials 11% Health Care 6% Info Tech 2% Materials 4% Private Investors 2% Real Estate 7% Transportation 3% Agriculture 4% Capital Goods 8% All Other 18% As of 3/31/09 Commercial Loan Portfolio Size - $55 Billion Commercial portfolio is well diversified by Industry Commercial Commercial Real Estate Residential Mortgages & Home Equity Consumer Credit Cards Retail Covered Total Loans 31 18 23 7 15 6 Total Loans $184 Billion 30% Financial Strength Credit Quality

Commercial Real Estate Commercial Real Estate Portfolio Size - $34 Billion Balance of the portfolio is well-diversified by property type, with over one third owner occupied Residential Construction portfolio showing stress - $3.0 billion portfolio Limited condo exposure - $0.7 billion 24 Owner Occupied Office Retail Lodging Multi-Family Other Commercial Properties Condo Other CRE 0.334 0.092 0.119 0.045 0.151 0.15 0.083 0.025 Owner Occupied 33.2% Other 15.8% Multi-Family 15.0% Office 9.7% Retail 12.6% Lodging 4.8% As of 3/31/09 Residential Construction Condo 2.0% Residential Construction Other 6.9% 1Q 08 2Q08 3Q08 4Q08 1Q09 Total 0.0016 0.0024 0.0081 0.0094 0.0158 CM 0.0008 0.0011 0.0016 0.0024 0.0022 CD 0.0035 0.0052 0.0236 0.0259 0.0482 Commercial Real Estate Net Charge-off Ratio Construction & Development $9.8 Billion Commercial Mortgage $23.8 Billion CM CD CRE 71 29 Comm Mtg Const & Development Total CRE Commercial Commercial Real Estate Residential Mortgages & Home Equity Consumer Credit Cards Retail Covered Total Loans 31 18 23 7 15 6 Total Loans $184 Billion 18% Financial Strength Credit Quality

25 Residential Mortgage & Home Equity Residential Mtg & Home Equity Portfolio Size - $43 Billion Credit trends continue to show strong credit quality in the traditional portfolio Stress primarily in the Consumer Finance Division portfolio 1Q 08 2Q08 3Q08 4Q08 1Q09 Total 0.0073 0.0113 0.0107 0.0111 0.0148 Consumer Finance 0.0429 0.0693 0.0577 0.0572 0.0621 Traditional 0.0027 0.0035 0.0043 0.0051 0.008 1Q 08 2Q08 3Q08 4Q08 1Q09 Total 0.0046 0.0091 0.0121 0.0143 0.0154 Consumer Finance 0.0085 0.0169 0.024 0.0286 0.0299 Traditional 0.0015 0.0033 0.0033 0.0038 0.0052 Residential Mortgages Home Equity Net Charge-off Ratio Net Charge-off Ratio Consumer Finance $9.8 Billion Traditional $14.2 Billion Consumer Finance $2.4 Billion Traditional $16.8 Billion As of 3/31/09 Trad CF Res Mtg 14.2 9.8 Trad CF HE 16.8 2.4 Traditional Consumer Finance Total Commercial Commercial Real Estate Residential Mortgages & Home Equity Consumer Credit Cards Retail Covered Total Loans 31 18 23 7 15 6 Total Loans $184 Billion 24% Financial Strength Credit Quality

26 Consumer Credit Cards Credit Cards Portfolio Size - $14 Billion Growth and credit quality within the portfolio are strong Prime-based portfolio with significant co-brand and affinity relationships Consistently rank in the top of the peer group with net charge-off rates below the industry average As of 3/31/09 2004 2005 2006 2007 2008 1Q09 Avg Loans 6.1 6.6 7.6 9.6 12 13.6 NCO % 0.0414 0.042 0.0288 0.0334 0.0473 0.0632 Credit Card NCO % by quarter 1Q08 2Q08 3Q08 4Q08 1Q09 3.93% 4.84% 4.85% 5.18% 6.32% Commercial Commercial Real Estate Residential Mortgages & Home Equity Consumer Credit Cards Retail Covered Total Loans 31 18 23 7 15 6 Total Loans $184 Billion 7% Financial Strength Credit Quality

Automobile Retail Leasing Installment Student Revolving Credit Other 9030 5075 5443 5101 3238 27 Other Retail & Retail Auto Leasing Other Retail & Retail Auto Leasing Portfolio Size - $28 Billion Retail auto leasing - high quality portfolio (average FICO 760): end of term lease valuations are improving Auto loans - high quality portfolio (average FICO 744): both direct (~20%) and indirect (~80%) originations 1Q08 2Q08 3Q08 4Q08 1Q09 Retail Leasing 0.0049 0.0058 0.0069 0.0086 0.0103 Other Retail 0.0125 0.0116 0.0141 0.017 0.0175 As of 3/31/09 Net Charge-off Ratio Retail Auto Leasing and Other Retail 27 Automobile $9.0 Retail Auto Leasing $5.1 Installment $5.4 Revolving Credit $3.2 Student $5.1 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Cars 15243 16183 16964 16307 18684 17849 20007 16804 14022 14381 15074 13329 2007 2008 2009 # of vehicles coming off lease Retail Auto Leasing Other Retail Commercial Commercial Real Estate Residential Mortgages & Home Equity Consumer Credit Cards Retail Covered Total Loans 31 18 23 7 15 6 Total Loans $184 Billion 15% Financial Strength Credit Quality

28 High Quality Securities Portfolio Government-Backed or Issued Mortgage-Backed SIV Preferred Stock & Hybrids Revenue 85 8 3 4 Government- Backed or Issued 85% Securities Portfolio $39 Billion Non-Agency MBS 8% Preferred Stock & Hybrid / Other 4% 85% Government-backed or issued - FNMA / FHLMC / GNMA / Muni's 8% non-agency MBS - 80% prime jumbo at 3/31/09 3% structured investment vehicles - marked down significantly - balance at 3/31/09 $1.1 billion As of 3/31/09 SIV 3% Financial Strength Credit Quality

29 U.S. Bancorp Overview Financial Strength Capital Profitability Credit Quality Focusing on the Future Growth Initiatives Customer Service

30 Enterprise Revenue Office Corporate Liquidity Services Referrals to Wealth Mgmt Industry Specific Solutions Integrated Payments Delivery Relationship Review Collaboration Consumer Package Highlights > 45% of new DDA customers are selecting a Consumer Package > 60% are choosing higher-value Gold or Platinum > 6% of existing households have migrated to packages Relationship Review Highlights 5,540 internal meetings to date 4,410 customer meetings to date 5,620 opportunities have been identified to increase wallet share totaling $238.4 million in incremental annual revenue potential Building Deeper Relationships

31 Wealth Management Old: Lack of Clear Coordination New: Single Point of Contact Client Planning Services Brokerage Insurance Business Banking Investment Management Mortgage Personal Trust Private Banking Outside Advisors Team Leader High Net-Worth Service Delivery Model

32 Downey Savings & Loan / PFF Bank & Trust DSL Branches USB Branches PFFB Branches Expands the depth and breadth of our distribution system in one of the fastest growing regions within our footprint $17 billion in assets; $12 billion in deposits 208 branches in California and 5 branches in Arizona FDIC loss sharing provides downside protection Financially attractive for USB shareholders Follows Mellon 1st Business Bank completed in 2Q08 Branch network source: SNL pro-forma as of 1/23/09

33 First Bank of Idaho Deposit-only acquisition through the FDIC to purchase First Bank of Idaho and First Bank of Tetons (both subsidiaries of SunValley Bancorp) Bank has seven branches in the ski resort communities of Wood River Valley, ID, Teton Valley, ID and Jackson, WY Acquired approximately $250MM in deposits Acquisition allows U.S. Bank to expand its presence in affluent, high population growth, resort communities Branch Locations FBI USB Boise Ketchum, ID Bellevue, ID Hailey, ID Jackson, WY Driggs, ID Victor, ID Salt Lake City

34 Customer Service - Goal to be #1 Source: U.S. Bank Branch Loyalty Study Market Probe Top Box Scores 1Q09 (3 month average Jan/Feb/Mar) Consumer Bank Loyalty Monthly survey, measuring loyalty at branch level Improved to a record 71.4% loyalty in 1Q09 - 9 or 10 rating Focus on improving problem resolution which leads to improved "recommend" scores Consistent branch experience training implemented 2Q 2004 3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 Q1 2007 Q2 2007 03 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Loyalty Score 0.59 0.6 0.61 0.62 0.62 0.62 0.63 0.64 0.64 0.64 0.65 0.657 0.652 0.646 0.673 0.679 0.685 0.688 0.709 0.714 Loyal customers are those who give the bank a 9 or 10 score on all three questions: overall satisfaction, willingness to recommend and likely to continue doing business with U.S. Bank Retail Branch Customer Loyalty Scores By Quarter Scores of 9 and 10 on a 10 point scale

Highest ranked commercial bank! Greatest year-over-year improvement - 18% improvement in 1 year! Outperformed all major competitors Customer Experience Study measures: "Usefulness" "Ease of use" "Enjoyability of experiences" 35 Award Winning Customer Experience Forrester 2008 Customer Experience Study

36 Focusing on the Future - Well Positioned Revenue initiatives launched in 3Q07 expected to add $750 million in annual revenue at full run rate by 2011 Expanded National Corporate Banking capabilities, rebranded Wealth Management and broadened mortgage banking platform Well positioned to act on low risk, financially attractive small acquisitions Best-in-class customer service Business mix uniquely positions USB for an economic recovery Industry leading operating margin Ample capacity to accommodate "flight to quality" Payment Services and Wealth & Securities Services Business Lines scalable in an improving economy

37 Investment Highlights Industry leading financial performance Advantageous mix of fee-based businesses Benefiting from a "flight to quality" Conservative approach to risk management leading to differentiated credit quality Strong capital and capital generation Positioned for long-term growth and outperformance

U.S. Bancorp

UBS 2009 Global Financial Services Conference Richard K. Davis Chairman, President and CEO May 13, 2009